                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement         [_]  Confidential, for Use of the
                                              Commission Only (as permitted by
                                              Rule 14a-6(e)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                           Life Financial Corporation
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)

                                      N/A
--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (2) Form, Schedule or Registration Statement No.:

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     (3) Filing Party:

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     (4) Date Filed:

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Notes:

                          LIFE FINANCIAL CORPORATION
                        10540 Magnolia Avenue, Suite B
                          Riverside, California 92505
                                (909) 637-4000

                                                                   May 15, 2000

Fellow Stockholders:

  You are cordially invited to attend the annual meeting of stockholders (the "Annual Meeting") of LIFE Financial Corporation (the "Company"), which will be held on June 14, 2000, at 10:00 a.m., Pacific Time, at the Arrowhead Country Club, 3433 Parkside Drive, San Bernardino, California.

  The attached Notice of the Annual Meeting and the Proxy Statement describe the formal business to be transacted at the Annual Meeting. Directors and officers of the Company, as well as a representative of Grant Thornton LLP, the Company's independent auditors, will be present at the Annual Meeting to respond to any questions that our stockholders may have regarding the business to be transacted.

  The Board of Directors of the Company has determined that the matters to be considered at the Annual Meeting are in the best interests of the Company and its stockholders. For the reasons set forth in the Proxy Statement, the Board unanimously recommends that you vote "FOR" the nominees as director specified under Proposal 1, "FOR" Proposal 2 and "FOR" Proposal 3.

  Please sign and return the enclosed proxy card promptly. Your cooperation is appreciated since a majority of the common stock must be represented, either in person or by proxy, to constitute a quorum for the conduct of business.

  On behalf of the Board of Directors and all of the employees of the Company, we thank you for your continued interest and support.

                                          Best Regards,

                                          Robert K. Riley
                                          President, Chief Executive Officer
                                           and Director

                          LIFE FINANCIAL CORPORATION
                             10540 Magnolia Avenue
                          Riverside, California 92505
                                (909) 637-4000

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          To Be Held on June 14, 2000

  NOTICE IS HEREBY GIVEN that the annual meeting of stockholders (the "Annual Meeting") of LIFE Financial Corporation (the "Company") will be held on June 14, 2000, at 10:00 a.m., Pacific Time, at the Arrowhead Country Club, 3433 Parkside Drive, San Bernardino, California.

  The purpose of the Annual Meeting is to consider and vote upon the following matters:

    1. The election of two directors for a term of three years or until their successors are elected and qualified;

    2. The approval of the adoption of the Life Financial Corporation 2000 Stock Incentive Plan and the authorization to issue up to 975,000 shares of Common Stock under such plan;

    3. The ratification of the appointment of Grant Thornton LLP as independent auditors of the Company for the fiscal year ending December 31, 2000; and

    4. Such other matters as may properly come before the meeting and at any adjournments thereof, including whether or not to adjourn the meeting.

  The Board of Directors has established May 1, 2000, as the record date for the determination of stockholders entitled to receive notice of and to vote at the Annual Meeting and at any adjournments thereof. Only recordholders of the Common Stock of the Company as of the close of business on such record date will be entitled to vote at the Annual Meeting or any adjournments thereof. In the event there are not sufficient votes for a quorum or to approve or ratify any of the foregoing proposals at the time of the Annual Meeting, the Annual Meeting may be adjourned in order to permit further solicitation of proxies by the Company. A list of stockholders entitled to vote at the Annual Meeting will be available at the administrative offices of the Company, 10540 Magnolia Avenue, Riverside, California 92505, for a period of ten days prior to the Annual Meeting and will also be available at the Annual Meeting itself.

                                          By Order of the Board of Directors

                                          W. Todd Peterson
                                          Corporate Secretary
                                           Executive Vice President

Riverside, California
May 15, 2000

                          LIFE FINANCIAL CORPORATION

                                PROXY STATEMENT
                        ANNUAL MEETING OF STOCKHOLDERS
                                 June 14, 2000

Solicitation and Voting of Proxies

  This Proxy Statement is being furnished to stockholders of LIFE Financial Corporation (the "Company") in connection with the solicitation by the Board of Directors ("Board of Directors" or "Board") of proxies to be used at the annual meeting of stockholders (the "Annual Meeting"), to be held on June 14, 2000 at 10:00 a.m., Pacific Time, at the Arrowhead Country Club, 3433 Parkside Drive, San Bernardino, California and at any adjournments thereof. The 2000 Annual Report to Stockholders, including consolidated financial statements for the fiscal year ended December 31, 1999, accompanies this Proxy Statement, which is first being mailed to recordholders on or about May 15, 2000.

  Regardless of the number of shares of Common Stock owned, it is important that recordholders of a majority of the shares be represented by proxy or present in person at the Annual Meeting. Stockholders are requested to vote by completing the enclosed proxy card and returning it signed and dated in the enclosed postage-paid envelope. Stockholders are urged to indicate their vote in the spaces provided on the proxy card. Proxies solicited by the Board of Directors of the Company will be voted in accordance with the directions given therein. Where no instructions are indicated, signed proxy cards will be voted FOR the election of the nominees for director named in this proxy statement, FOR the approval of the Life Financial Corporation 2000 Stock Incentive Plan (the "2000 Incentive Plan") and FOR the ratification of the appointment of Grant Thornton LLP as independent auditors of the Company for the fiscal year ended December 31, 2000.

  Other than the matters set forth on the attached Notice of Annual Meeting of Stockholders, the Board of Directors knows of no additional matters that will be presented for consideration at the Annual Meeting. Execution of a proxy, however, confers on the designated proxy holders discretionary authority to vote the shares in accordance with their best judgment on such other business, if any, that may properly come before the Annual Meeting and at any adjournments thereof, including whether or not to adjourn the Annual Meeting.

  A proxy may be revoked at any time prior to its exercise by filing a written notice of revocation with the Secretary of the Company, by delivering to the Company a duly executed proxy bearing a later date, or by attending the Annual Meeting and voting in person. However, if you are a stockholder whose shares are not registered in your own name, you will need appropriate documentation from your recordholder to vote personally at the Annual Meeting.

  The cost of solicitation of proxies on behalf of management will be borne by the Company. In addition to the solicitation of proxies by mail, ChaseMellon Shareholder Services, L.L.C., a proxy solicitation firm, will assist the Company in soliciting proxies for the Annual Meeting and will be paid a fee of $6,500, plus out-of-pocket expenses. Proxies may also be solicited personally or by telephone by directors, officers and other employees of the Company and its subsidiary, Life Bank (the "Bank"), without additional compensation therefor. The Company will also request persons, firms and corporations holding shares in their names, or in the names of their nominees, which are beneficially owned by others, to send proxy material to and obtain proxies from such beneficial owners, and will reimburse such holders for their reasonable expenses in doing so.

Voting Securities

  The securities which may be voted at the Annual Meeting consist of shares of common stock of the Company ("Common Stock"), with each share entitling its owner to one vote on all matters to be voted on at the Annual Meeting, except as described below. There is no cumulative voting for the election of directors.

  The close of business on May 1, 2000 has been fixed by the Board of Directors as the record date (the "Record Date") for the determination of stockholders of record entitled to notice of and to vote at the Annual Meeting and at any adjournments thereof. The total number of shares of Common Stock outstanding on the Record Date was 6,668,436 shares.

  As provided in the Company's Certificate of Incorporation, recordholders of Common Stock who beneficially own in excess of 10% of the outstanding shares of Common Stock (the "Limit") are not entitled to any vote in respect of the shares held in excess of the Limit. A person or entity is deemed to beneficially own shares owned by an affiliate of, as well as, by persons acting in concert with, such person or entity. The Company's Certificate of Incorporation authorizes the Board of Directors (i) to make all determinations necessary to implement and apply the Limit, including determining whether persons or entities are acting in concert, and (ii) to demand that any person who is reasonably believed to beneficially own stock in excess of the Limit to supply information to the Company to enable the Board of Directors to implement and apply the Limit.

  The presence, in person or by proxy, of the holders of at least a majority of the total number of shares of Common Stock entitled to vote (after subtracting any shares in excess of the Limit pursuant to the Company's Certificate of Incorporation) is necessary to constitute a quorum at the Annual Meeting. In the event there are not sufficient votes for a quorum or to approve or ratify any proposal at the time of the Annual Meeting, the Annual Meeting may be adjourned in order to permit the further solicitation of proxies.

  As to the election of the directors set forth in Proposal 1, the proxy card being provided by the Board of Directors enables a stockholder to vote "FOR" the election of the nominees proposed by the Board of Directors or to "WITHHOLD" authority to vote for the nominees being proposed. Under Delaware law and the Company's bylaws, directors are elected by a plurality of votes cast, without regard to either (i) broker non-votes, or (ii) proxies as to which authority to vote for the nominee being proposed is withheld.

  As to the implementation of the 2000 Stock Incentive Plan set forth in Proposal 2, by checking an appropriate box, you may (i) vote "FOR" the implementation of the 2000 Stock Incentive Plan; (ii) vote "AGAINST" the implementation of the 2000 Stock Incentive Plan; or (iii) "ABSTAIN" with respect to the item. Under the Company's bylaws, unless otherwise required by law, all such matters shall be determined by a majority of the votes cast, without regard to either (a) broker non-votes, or (b) proxies marked "ABSTAIN" as to that matter.

  As to the ratification of the appointment of Grant Thornton LLP as independent auditors of the Company set forth in Proposal 3, and all other matters that may properly come before the Annual Meeting, by checking the appropriate box, you may: (i) vote "FOR" the item; (ii) vote "AGAINST" the item; or (iii) "ABSTAIN" with respect to the item. Under the Company's bylaws, unless otherwise required by law, all such matters shall be determined by a majority of the votes cast, without regard to either (a) broker non-votes, or
(b) proxies marked "ABSTAIN" as to that matter.

  Proxies solicited hereby will be returned to the Company's transfer agent, ChaseMellon Shareholder Services, L.L.C., and will be tabulated by inspectors of election designated by the Board of Directors, who will not be employed by, or be directors of, the Company or any of its affiliates. After the final adjournment of the Annual Meeting, the proxies will be returned to the Company for safekeeping.

Security Ownership of Certain Beneficial Owners

  The following table sets forth information as to those persons believed by management to be beneficial owners of more than 5% of the Company's outstanding shares of Common Stock on April 28, 2000 or as disclosed in certain reports regarding such ownership filed by such persons with the Company and with the Securities and Exchange Commission ("SEC"), in accordance with Sections 13(d) and 13(g) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Other than those persons listed below, the Company is not aware of any person, as such term is defined in the Exchange Act, that owns more than 5% of the Company's Common Stock as of April 28, 2000.

                       Name and Address of      Amount and Nature of Percent of
Title of Class           Beneficial Owner       Beneficial Ownership  Class(4)
--------------         -------------------      -------------------- ----------
Common Stock...... Financial Stocks, Inc.             621,500(1)        9.3%
                   507 Carew Tower
                   Cincinnati, Ohio 45208

Common Stock...... San Bernardino County Safety       389,300(2)        5.8%
                   Employees' Assn.
                   555 North E Street
                   San Bernardino, CA 92401

Common Stock...... RCG Kingston Fund, Ltd.            381,100(3)        5.7%
                   757 Third Avenue, 27th Floor
                   New York, NY 10017

--------
(1) As disclosed on a Schedule 13D Amendment No. 3 filed on March 16, 1998. Financial Stocks, Inc. is general partner of Financial Stocks Limited Partnership and the discretionary investment advisor of Rising Stars Offshore Fund. Of the 621,500 shares, 586,425 shares are owned of record by Financial Stocks Limited Partnership and 35,075 shares are owned by Rising Stars Offshore Fund.

(2) As disclosed on a Schedule 13G filed on April 19, 2000.

(3) As disclosed on a Schedule 13D Amendment No. 1 filed on January 6, 2000.

(4) As of April 28, 2000, there were 6,668,436 shares of Common Stock outstanding.

Interest of Certain Persons in Matters to be Acted Upon

  All persons standing for election as director were unanimously nominated by the Nominating Committee of the Board of Directors. No person being nominated as a director is being proposed for election pursuant to any agreement or understanding between any such person and the Company.

                    PROPOSALS TO BE VOTED ON AT THE MEETING

                       PROPOSAL 1. ELECTION OF DIRECTORS

  The Board of Directors of the Company currently consists of five (5) directors and is divided into three classes. Each of the five members of the Board of Directors of the Company also presently serves as a director of the Bank. Directors are elected for staggered terms of three years each, with the term of office of only one of the three classes of directors expiring each year. Directors serve until their successors are elected and qualified.

  The nominees proposed for election at this Annual Meeting are John D. Goddard and Robert K. Riley.

  In the event that either of the nominees is unable to serve or declines to serve for any reason, it is intended that the proxies will be voted for the election of such other person as may be designated by the present Board of Directors. The Board of Directors has no reason to believe that the persons named will be unable or unwilling to serve. Unless authority to vote for the nominees is withheld, it is intended that the shares represented by the enclosed proxy card, if executed and returned, will be voted FOR the election of the nominees proposed by the Board of Directors. In accordance with the Bylaws of the Company, the election of a director requires the approval of a plurality of the outstanding shares of Common Stock.

  THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE ELECTION OF THE NOMINEES NAMED IN THIS PROXY STATEMENT.

Information with Respect to the Nominees and Continuing Directors

  The following table sets forth, as of April 28, 2000, the names of the nominees, continuing directors and Named Executive Officers (as defined herein) as well as their ages, a brief description of their recent business experience, including present occupations and employment, certain directorships held by each, the year in which each director became a director of the Company (or prior to the formation of the Company, the Bank), the year in which their terms (or in the case of the nominees, their proposed term) as director of the Company expire. The table also sets forth the amount of Common Stock and the percent thereof beneficially owned by each director and Named Executive Officer and all directors and executive officers as a group as of April 28, 2000.

                                                         Shares of
     Name and Principal                   Expiration of Common Stock
   Occupation at Present         Director    Term as    Beneficially Percent of
  and for Past Five Years    Age Since(1)   Director    Owned(2)(3)   Class(4)
  -----------------------    --- -------- ------------- ------------ ----------
Nominees
John D. Goddard.............  61   1988       2003        179,276       2.7%
 Mr. Goddard has been
 President of Goddard
 Accounting Corporation
 since 1962.

Robert K. Riley.............  39   1999       2003         41,600         *
 President and Chief
 Executive Officer of the
 Company and the Bank. Mr.
 Riley joined the Company
 and the Bank in his current
 position in 1999. Prior to
 joining the Company, Mr.
 Riley was President and CEO
 of Rainier Capital
 Corporation and a Director
 of Artesia Mortgage Capital
 Corporation.

Continuing Directors

Ronald G. Skipper...........  59   1983       2002        133,000       2.0%
 Chairman of the Board of
 the Company. Mr. Skipper is
 a self-employed attorney
 and has been practicing law
 for 35 years.

Milton E. Johnson...........  61   1983       2001        114,526       1.7%
 Mr. Johnson has been the
 President of Home Lumber
 Company, a building
 materials supplier, since
 1960. He has been a partner
 in Central Nevada Hay
 Company since 1987.

Edgar C. Keller.............  79   1983       2001         51,522         *
 Mr. Keller was appointed to
 fill a vacancy on the
 Company's Board of
 Directors in February 1999.
 He has been a Director of
 the Bank since 1983. He has
 been a self-employed
 attorney, retiring from
 private practice in 1996.

                                                         Shares of
     Name and Principal                   Expiration of Common Stock
   Occupation at Present         Director    Term as    Beneficially Percent of
  and for Past Five Years    Age Since(1)   Director    Owned(2)(3)   Class(4)
  -----------------------    --- -------- ------------- ------------ ----------
Named Executive Officers

W. Todd Peterson............  37    --         --           9,000         *
 Executive Vice President
 and Chief Financial Officer
 of the Company and the Bank
 since 1999. Prior to
 joining the Company and the
 Bank, Mr. Peterson was Vice
 President of Corporate
 Finance and Treasury at
 First USA Bank.

Steven R. Gardner...........  39    --         --             --         --
 Executive Vice President
 and Chief Operating Officer
 of the Company and the Bank
 since 2000. Prior to
 joining the Company and the
 Bank, Mr. Gardner was
 Senior Vice President of
 Residential and
 Construction Lending at
 Hawthorne Savings.

Stock Ownership of all
 Directors and Executive
 Officers as a Group (7
 persons)...................  --    --         --         528,924       7.9%

--------
 *  Does not exceed 1.0% of the Company's outstanding securities.

(1) Includes years of service as a director of the Bank.

(2) Each person effectively exercises sole (or shares with spouse or other immediate family member) voting or dispositive power as to shares reported herein (except as noted).

(3) Does not include any shares issuable pursuant to outstanding options, none of which were available for exercise until November 21, 1999.

(4) As of April 28, 2000, there were 6,668,436 shares of Common Stock outstanding.

Section 16(a) Beneficial Ownership Reporting Compliance

  Section 16(a) of the Exchange Act requires the Company's officers (as defined in regulations promulgated by the SEC thereunder) and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the SEC. Officers, directors and greater than ten percent shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

  Based solely on a review of copies of such reports of ownership furnished to the Company, or written representations that no forms were necessary, the Company believes that during the past fiscal year, it has complied with all filing requirements applicable to its officers, directors and greater than ten percent beneficial owners.

Meetings of the Board of Directors and Committees of the Board of Directors of the Company

  The Board of Directors of the Company conducts its business through meetings of the Board of Directors and through activities of its committees. The Board of Directors of the Company meets monthly and may have additional special meetings upon the request of the Chairman of the Board. During the year ended December 31, 1999, the Board of Directors of the Company held 14 meetings. All of the directors of the Company attended at least 75% of the total number of the Company's Board meetings held and committee meetings on which such directors served during 1999. The Board of Directors of the Company maintains committees, the nature and composition of which are described below:

  Audit Committee. The Audit Committee of the Company consists of Messrs. Keller and Goddard. The Audit Committee is responsible for selecting and communicating with the independent auditors, reporting to the Board on the general financial condition of the Company and the results of the annual audit, and is responsible for ensuring that the Company's activities are being conducted in accordance with applicable laws and regulations. The Audit Committee of the Company met twelve times during 1999.

  Nominating Committee. The Board of Directors acted as Nominating Committee for the 2000 Annual Meeting. The Board of Directors considered and recommended the nominees for director to stand for election at the Company's annual meeting of shareholders. The Company's Certificate of Incorporation and Bylaws provide for stockholder nominations of directors. These provisions require such nominations to be made pursuant to timely notice in writing to the Secretary of the Company. The stockholder's notice of nomination must contain all information relating to the nominee which is required to be disclosed by the Company's Bylaws and by the Exchange Act.

  Personnel/Compensation Committee. The Personnel/Compensation Committee of the Company and the Bank consists of Messrs. Goddard, Johnson and Keller. The committee meets to establish compensation and benefits for the executive officers and to review the incentive compensation programs when necessary. The committee is also responsible for all matters regarding compensation and benefits, hiring, termination and affirmative action issues for other officers and employees of the Company and the Bank. The Personnel/Compensation Committee met four times in 1999.

Directors' Compensation

  Directors' Fees. Currently, all outside directors of the Company receive a monthly retainer of $950. Outside directors of the Bank receive a monthly retainer of $1,500 for serving on the Bank's Board of Directors, while the Chairman of the Board of the Bank receives a monthly retainer of $2,000.

  Option Plans. The Company maintains the Amended and Restated Life Corporation 1996 Stock Option Plan (the "1996 Option Plan"), under which all directors who are not also employees of the Company or the Bank are eligible to receive options to purchase Common Stock. Under the 1996 Option Plan, each outside director was granted non-statutory options to purchase 9,180 shares of Common Stock at an exercise price of $3.33, which was the fair market value of the shares on the effective date of the grant. Options are exercisable in three (3) equal annual installments, the first of which occurred on November 21, 1999. The Company also maintains the 1997 Stock Option Plan, under which all directors who are not also employees of the Company are eligible to receive options to purchase Common Stock. Under the 1997 Option Plan, each outside director was granted non-statutory options to purchase 17,500 shares of Common Stock at an exercise price of $11.00, which was the fair market price on the date of the grant. Options become exercisable in three equal annual installments commencing on June 30, 2000. Both the 1996 Option Plan and the 1997 Option Plan will be combined and amended and restated as the 2000 Incentive Plan, effective as of April 27, 2000, subject to the approval of the stockholders.

Executive Compensation

  The report of the Compensation Committee and the stock performance graph shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended (the "Securities Act") or the Exchange Act, except as to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

  Compensation Committee Report on Executive Compensation. Under rules established by the Securities and Exchange Commission ("SEC"), the Company is required to provide certain data and information in regard to the compensation and benefits provided to the Company's Chief Executive Officer and other executive officers of the Company or the Bank. The disclosure requirements for the Chief Executive Officer and other executive officers include the use of tables and a report explaining the rationale and considerations that led to fundamental compensation decisions affecting those individuals. In fulfillment of this requirement, the Compensation Committee of the Board of Directors of the Company, at the direction of the Board of Directors, has prepared the following report for inclusion in this Proxy Statement.

  During the 1999 fiscal year, the Compensation Committee of the Board of Directors of the Company and the Bank was comprised of Messrs. Johnson, Goddard and Keller (together, the "Committees"). The Boards of Directors of the Company and the Bank delegate to the respective committees the responsibility for developing and administering policies which govern the total compensation program for the executive officers of the Company and the Bank. The Compensation Committee of the Company also administers the Company's stock option plans.

  The goal of the Company's and the Bank's executive compensation programs is to retain, motivate and reward management through the compensation policies and awards, while aligning their interests more closely with those of the Company and its stockholders. In furtherance of this goal, the program consists of three main components: (1) base salary; (2) bonuses, which are either discretionary or based on Company or Bank performance; and (3) stock incentives to provide long-term incentives for performance and to align executive officer and stockholder interests.

  Executive Compensation. Base salaries for the executive officers are established by the Committees based on the recommendations of management which considers, and applies subjectively as appropriate, individual performance and achievement, areas of responsibility, position, the extent to which the officers' skills are in demand and internal and external comparability.

  Previously, two of the Company's and the Bank's executive officers were eligible to receive bonuses based on Company performance under the terms of the Company's cash bonus plan (the "Bonus Plan"). See "--Cash Bonus Plan." The other executive officer was a commissioned employee who received a fixed annual salary and commissions based on the number of loans originated. In addition, he was entitled to discretionary bonuses based on his performance relative to the Company's performance.

  For fiscal year 2000, the Company's and the Bank's executive officers are eligible to receive bonuses based on Company performance. Two of the executives are eligible for discretionary bonuses based on individual and Bank performance, while one executive is eligible for specific bonuses based on formulas related to earnings per share and the Company's stock price.

  The Committees believe that it is important for key employees to have long-term incentives through an equity interest in the Company. Accordingly, the Bank, and the Company, have granted, and will continue to grant, key employees' stock options pursuant to the Option Plans. The Compensation Committee of the Company grants options upon the recommendations of management. As of April 28, 2000, the Company's and the Bank's three executive officers had contingent option rights to acquire 410,000 shares of the Company's Common Stock (see "Employment Agreements").

  Cash Bonus Plan. In February 1996, the Bank adopted a cash bonus plan for employees of the Bank, except for commissioned employees and employees with employment contracts, which provided for a performance-based cash bonus based on the Bank's performance. For fiscal year 1999, no bonuses were paid pursuant to the Bonus Plan. Additionally, the Cash Bonus Plan was terminated in fiscal 2000. Management and the Compensation Committee will implement a new incentive plan for employees during fiscal 2000.

  Executive Compensation--Chief Executive Officer. Mr. Riley was hired by the Company and the Bank in August 1999. The CEO's base salary is $300,000 per annum. Additionally, the directors granted, to the extent available pursuant to the LIFE Financial Corporation 2000 Stock Incentive Plan, stock options to purchase 210,000 shares of Common Stock to Mr. Riley at a market price to be established no later than May 31, 2000. Details related to the CEO's compensation package is fully described in the "Employment Agreements" section of this Proxy Statement. The CEO did not receive a cash bonus for fiscal 1999.

  The CEO has entered into employment agreements with the Company and the Bank that specify his base salary, option grants, cash bonuses and the related earnings and share price targets to achieve the specific awards. In addition, the CEO and other executive officers also participate in other benefit plans available to all employees, including the 401 (k) Plan.

                Personnel/Compensation Committee of the Company

              Milton E. Johnson  John D. Goddard  Edgar C. Keller

                 Personnel/Compensation Committee of the Bank

              Milton E. Johnson  John D. Goddard  Edgar C. Keller

  Stock Performance Graph. The following graph shows a comparison of cumulative total stockholder return on the Company's Common Stock based on the market price of the Common Stock with the cumulative total return of U.S. companies on the Nasdaq Stock Market Index and Nasdaq Financial Stocks Index for the period beginning on June 25, 1997, the day the Company's Common Stock began trading, through December 31, 1999. The data used to prepare the graph was prepared by Carl Thompson Associates. The graph was derived from a very limited period of time, and reflects the market's reaction to the initial public offering of the Common Stock, its proposed acquisition by First Plus of Dallas, Texas and, as a result, may not be indicative of possible future performance of the Company's Common Stock.

                           LIFE Financial Corporation
                            Total Return Performance

                           Comparative Total Returns
      LIFE Financial Corporation, Nasdaq Stock Market (US Companies) Index
                       and Nasdaq Financial Stocks Index
                (Quarterly Performance Results Through 12/31/99)

                              [PERFORMANCE GRAPH]

                             Total Return Analysis

                                              6/25/97 12/31/97 12/31/98 12/31/99
                                              ------- -------- -------- --------
Life Financial............................... $100.00 $ 93.52  $ 34.26  $ 29.63
Nasdaq Financial............................. $100.00 $128.39  $124.83  $113.65
Nasdaq Composite............................. $100.00 $108.82  $152.56  $283.95

Source: Carl Thompson Associates www.ctaonline.com (800) 959-9677. Data from Bloomberg Financial Markets.

  Summary Compensation Table. The following table shows, for the years ended December 31, 1999, 1998 and 1997, the cash compensation paid by the Company and the Bank, as well as certain other compensation paid or accrued for those years, to the Chief Executive Officer and the other executive officers of the Company who received compensation in excess of $100,000 ("Named Executive Officers").

                                                                  Long Term Compensation
                                   Annual Compensation(1)                 Awards         Payouts
                              ----------------------------------- ---------------------- -------
                                                                  Restricted Securities
                                                     Other Annual   Stock    Underlying   LTIP    All Other
   Name and Principal          Salary    Bonus       Compensation   Awards    Options/   Payouts Compensation
        Position         Year   ($)       ($)           ($)(2)      ($)(3)   SARs (#)(4) ($)(5)     ($)(6)
   ------------------    ---- -------- ----------    ------------ ---------- ----------- ------- ------------
Robert K. Riley......... 1999 $231,841
 President and Chief     1998
 Executive Officer       1997

W. Todd Peterson........ 1999 $123,635
 Executive Vice          1998
 President and Chief     1997
 Financial Officer

Joseph R.L. Passerino... 1999 $100,007 $  196,856(9)                                              $    2,187
 Former Senior Vice      1998   42,000    507,292(8)                            15,000                 2,500
 President               1997   42,000    327,055(7)                            12,540                 2,375

Jeffery L. Blake........ 1999 $105,501                                                            $    1,053
 Former Senior Vice      1998   97,160                                           5,000                   312
 President               1997

Daniel L. Perl.......... 1999 $242,787                                                            $1,189,346(10)
 Former President and    1998  400,000    902,731(8)                            25,000                 2,500
 Chief Executive Officer 1997   75,000  1,464,374(7)                           192,960                 2,375

--------
 (1) Under Annual Compensation, the column titled "Salary" includes amounts deferred by the Named Executive Officer pursuant to the Bank's 401 (k) Plan, as hereinafter defined.

 (2) There were no (a) perquisites over the lesser of $50,000 or 10% of the individual's total salary and bonus for the last year, (b) payments of above-market preferential earnings on deferred compensation, (c) payments of earnings with respect to long-term incentive plans prior to settlement or maturation, (d) tax payment reimbursements, or (e) preferential discounts on stock.

 (3) For 1999, 1998 and 1997, the Company and the Bank had no restricted stock plans in existence.

 (4) Shares subject to options granted under the Option Plans. See "Option
     Plans."

 (5) For 1999, 1998 and 1997, there were no awards under any long-term incentive plan.

 (6) Includes employer contributions to the Bank's 40l (k) Plan.

 (7) Bonuses earned in 1996 were paid in 1997.

 (8) Bonuses earned in 1997 were paid in 1998.

 (9) Includes commissions earned on mortgage loans originated.

(10) Includes severance payment of $1,181,742 paid in conjunction with the terms and conditions of Mr. Perl's termination and employment agreements with the Company and the Bank.

Employment Agreements

  The Bank and the Company have entered into employment agreements (collectively, the "Employment Agreements") with Messrs. Riley, Peterson and Gardner. The Employment Agreements are intended to ensure that the Bank and the Company will be able to maintain a stable and competent management base. The success of the Bank and the Company depends to a significant degree on the skills and competence of Messrs. Riley, Peterson and Gardner.

  The Company and Bank Employment Agreements (the "Agreements") for Mr. Riley provide for a three-year term. The Agreements provide that, commencing on the first anniversary date and continuing each anniversary date thereafter, the Board of Directors may extend the agreement for an additional year so that the remaining term shall be three years, unless written notice of non-renewal is given by the Board of Directors after conducting a performance evaluation of Mr. Riley. The Agreements provide that Mr. Riley's salary will be reviewed annually. The Bank Employment Agreement provides that Mr. Riley will receive a Base Salary of $300,000 per year while the Company Employment Agreement guarantees all amounts owed under the Bank Employment Agreement. In addition to Mr. Riley's base salary, the Company Agreement provides for a base grant of stock options, to the extent available pursuant to the LIFE Financial Corporation 2000 Stock Incentive Plan, to purchase 210,000 shares of Common Stock of the Company. The Company Agreement also contains cash bonus and stock option bonus awards based on specific earnings per share and Company stock price targets. The Agreements provide for termination by the Company and the Bank for cause as defined in the Agreements at any time. In the event the Company or the Bank chooses to terminate Mr. Riley for reasons other than cause or as a result of a change in control of the Company or the Bank, Mr. Riley would be entitled to a severance payment equal to one-times his current base salary plus any bonus received in the previous year, all stock option grants would immediately vest and life, medical, dental and disability coverage substantially equivalent to the coverage maintained prior to the termination of Mr. Riley would be provided for a period of one year. In the event of a change in control of the Bank or the Company during 1999, the total amount of payments due under the Agreements, based on Base Salary and Bonus as reported in the Summary Compensation Table would have been $300,000.

  The Agreements for Messrs. Peterson and Gardner provide for a three-year term. The Agreements provide that, commencing on the first anniversary date and continuing each anniversary date thereafter, the Board of Directors may extend the Agreements for an additional year so that the remaining term shall be three years, unless written notice of non-renewal is given by the Board of Directors after conducting a performance evaluation of the executive. The Agreements provide that the executives' salary will be reviewed annually. The current base salaries for Mr. Peterson and Mr. Gardner are $125,000 and $200,000, respectively. In addition to the base salary, the Agreements provide for, among other things, participation in benefit plans and other fringe benefits applicable to executive personnel. The executives' Company Agreement provide for a base grant of stock options, to the extent available pursuant to the LIFE Financial Corporation 2000 Stock Incentive Plan, to purchase 100,000 shares of Common Stock of the Company. The Agreements provide for termination by the Company and the Bank for cause as defined in the Agreements at any time. In the event the Company or the Bank chooses to terminate the executive for reasons other than cause or as a result of a change in control of the Company or the Bank, the executive would be entitled to a severance payment equal to one-times his current base salary and all stock option grants would immediately vest.

  Under the Agreements, if there are not enough shares available for the stock option grants outlined above, the Company shall grant to the executive shares of Company stock of a monetary value in an amount such that the net after tax value thereof to the executive, after payment of all federal and state taxes payable with respect to such grant, is equal to the value, on the date of grant, of the options which the Company would otherwise have granted.

  The Company and the Bank entered into a Termination Agreement with Mr. Perl effective September 1, 1999. The Termination Agreement provided for payments related to his previous employment agreements with the Company and the Bank. The total cash termination payment to Mr. Perl was $1,181,742, of which the Company paid $744,242 and the Bank paid $437,500. Additionally, Mr. Perl surrendered all previously issued stock options in exchange for the retention of 100,000 options awarded under the 1996 Stock Option Plan. Finally, pursuant to the previous employment agreements, the Company and the Bank have caused to be continued for Mr. Perl, through July 27, 2002, life, medical, dental and disability insurance coverage substantially equivalent to the coverage maintained prior to his termination.

  Option Plans. The Company maintains the 1996 Stock Option Plan and the 1997 Stock Option Plan, under which all employees of the Company are eligible to receive options to purchase Common Stock. The Plans provide discretionary awards to officers and key employees as determined by a committee of non-employee directors. The following table lists all grants of options under the 1997 Stock Option Plan to the Named Executive Officers for fiscal 1999 and contains certain information about potential value of those options based upon certain assumptions as to the appreciation of the Company's stock over the life of the option.

  Both the 1996 Option Plan and the 1997 Option Plan will be combined and amended and restated as the 2000 Incentive Plan, effective as of April 27, 2000, subject to the approval of the stockholders.

  The following table provides certain information with respect to the number of shares of Common Stock represented by outstanding options held by the Named Executive Officers as of December 31, 1999. Also reported are the values for "in-the-money" options which represent the positive spread between the exercise price of any such existing stock options and the year end price of the Common Stock. No stock appreciation rights were granted to Named Executive Officers during the year ended December 31, 1999.

                       Fiscal Year-End Option/SAR Values

                              Number of Securities
                             Underlying Unexercised        Value of Unexercised
                                  Options/SARs           In the Money Option/SARs
                               at Fiscal Year End         at Fiscal Year End($)
                          ---------------------------- ----------------------------
Name                      Exercisable/Unexercisable(1) Exercisable/Unexercisable(2)
----                      ---------------------------- ----------------------------
Joseph R. L. Passerino..          4,181/23,359                $2,801/15,651

Jeffery L. Blake........              0/ 5,000                    $0/0

--------
(1) 12,540 of Mr. Passerino's options have an exercise price of $3.33 and became exercisable at an annual rate of 33.3% beginning November 21, 1999. 15,000 of Mr. Passerino's options have an exercise price of $11.00 and become exercisable at an annual rate of 33.3% beginning on June 30, 2000. The vested options will expire ten (10) years from the date of grant. Mr. Blake's options have an exercise price of $11.00 and become exercisable at an annual rate of 33.3% beginning on February 1, 2001. The vested options will expire ten (10) years from the date of grant.

(2) Based on market value of the underlying stock at the fiscal year end, minus the exercise price. The market price on December 31, 1999 was $4.00.

Transactions With Certain Related Persons

  The Financial Institutions Reform, Recovery and Enforcement Act ("FIRREA") requires that all loans or extensions of credit to executive officers and directors must be made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with the general public and must not involve more than the normal risk of repayment or present other unfavorable features. In addition, loans made to a director or executive officer in excess of the greater of $25,000 or 5% of the Bank's capital and surplus (up to a maximum of $500,000) must be approved in advance by a majority of the disinterested members of the Board of Directors.

  The Bank's current policy provides that the Bank does not make loans to its executive officers and directors.

  It is the policy of the Company that all transactions between the Company and its executive officers, directors, holders of 10% or more of the shares of any class of its common stock and affiliates thereof, contain terms no less favorable to the Company than could have been obtained by it in arm's-length negotiations with unaffiliated persons and are required to be approved by a majority of independent outside directors of the Company not having any interest in the transaction.

               PROPOSAL 2. PROPOSAL TO APPROVE THE AMENDMENT AND
            RESTATEMENT OF THE COMPANY'S 1996 STOCK OPTION PLAN AND 1997 STOCK OPTION PLAN AS THE 2000 STOCK INCENTIVE PLAN

  The Company's 1996 Option Plan provides for the award by the Company of non-statutory options to Key Employees (defined below). Likewise, the Company's 1997 Option Plan (together with the 1996 Option Plan, the "Existing Plans") provides for the award by the Company of non-statutory options to Key Employees. On April 27, 2000, in an effort to attract and retain talented employees, the Board approved the combination of the Existing Plans and the pools of shares available for issuance thereunder and their amendment and restatement as the 2000 Stock Incentive Plan (the "2000 Incentive Plan"). Additionally, the Company has increased the total shares available under the 2000 Incentive Plan to 975,000 shares. Pursuant to Section 162(m) of the Internal Revenue Code ("the Code") and the NASDAQ listing requirements, the 2000 Incentive Plan is subject to the approval of the holders of a majority of the shares of the Company's common stock present in person or by proxy and entitled to vote at the 2000 Annual Meeting.

                      PURPOSE OF THE 2000 INCENTIVE PLAN

  The 2000 Incentive Plan is intended to promote the success of the Company by providing for the grant of stock-based incentive awards to employees, consultants and directors, including directors of the Company who are not employees of Company or any affiliate ("Non-employee Directors" and together with employees, consultants and directors, "Key Employees").

                    DESCRIPTION OF THE 2000 INCENTIVE PLAN

  The following paragraphs provide a summary of the principal features of the 2000 Incentive Plan and its operation.

                                    GENERAL

  The 2000 Incentive Plan provides for the award of restricted stock, stock units, stock options (including incentive stock options ("ISOs") and nonstatutory stock options ("NSOs")) and stock appreciation rights ("SARs") (collectively, "Awards") to eligible individuals. The stock subject to the 2000 Incentive Plan includes the Company's common stock and any new class or series of common stock that may be authorized by the Company. If stockholders approve the material terms of the 2000 Incentive Plan, Awards may be granted out of the share pool (which is 975,000 shares, subject to adjustment for stock splits and certain other events).

                   ADMINISTRATION OF THE 2000 INCENTIVE PLAN

  The 2000 Incentive Plan will be administered by a committee appointed by the Board of Directors (the "Committee").

  Subject to the terms of the 2000 Incentive Plan, the Committee has the sole discretion to determine the Key Employees who shall be granted Awards, the size and types of such Awards, and the terms and conditions of such Awards. The Committee may delegate its authority to grant and administer Awards to one or more directors appointed by the Committee, but only the Committee (consisting of Non-employee Directors under Section 16 of the Securities Exchange Act of 1934) or the Board of Directors can make Awards to participants who are subject to Section 16 of the Securities Exchange Act of 1934. Each member of the Committee shall be indemnified and held harmless by the Company as detailed in the 2000 Incentive Plan.

                            SHARES SUBJECT TO PLAN

  The stock issuable under the 2000 Incentive Plan shall be authorized but unissued shares or treasury shares. The aggregate number of shares reserved for Awards under the 2000 Incentive Plan shall not exceed 975,000 (subject to adjustment for stock splits and certain other events). If SARs are exercised, only the number of shares actually issued in settlement of such SARs shall reduce the number available and the balance shall again become available for Awards. Any dividend equivalents distributed under the 2000 Incentive Plan shall not be applied against the number of shares available for Awards whether or not such dividend equivalents are converted into stock units. No Key Employees shall receive options to purchase shares and/or SARs during any fiscal year covering in excess of 195,000 shares, and no Key Employee shall receive Award(s) of restricted stock or stock units during any fiscal year covering in excess of 19,500 shares.

                         ELIGIBILITY TO RECEIVE AWARDS

  Key Employees of the Company and its affiliates are eligible to receive one or more Awards. Only common law employees of the Company or a subsidiary may receive ISOs. The actual number of individuals who will receive Awards under the 2000 Incentive Plan cannot be fully determined since participation is in the discretion of the Committee. As of March 13, 2000, the Company and its affiliates had approximately 275 employees, directors and consultants who would be eligible to receive Awards under the 2000 Incentive Plan.

                     AWARDS UNDER THE 2000 INCENTIVE PLAN

  Awards (except for formula non-employee director grants) under the 2000 Incentive Plan will be made at the discretion of the Committee. Accordingly, Awards that will be made under the 2000 Incentive Plan are not determinable. See "Non-employee Director Awards" below for a discussion of the formula non-employee director grants that will be made under the 2000 Incentive Plan.

  As of April 28, 2000, 210,760 shares were subject to Awards under the Existing Plans and 266,120 shares remained available for future grant. As of April 28, 2000, the fair market value of a share (based on the volume weighted average of the high and low trading prices) of the Company's common stock was $3.48.

                                    OPTIONS

  The Committee may grant NSOs, ISOs (which are entitled to favorable tax treatment), or a combination thereof under the 2000 Incentive Plan. Each option grant under the 2000 Incentive Plan shall be evidenced by a stock option agreement between the optionee and the Company, which agreement shall be subject to the terms and conditions of the 2000 Incentive Plan and any other terms and conditions not inconsistent with the 2000 Incentive Plan. Each stock option agreement shall specify the number of shares that are subject to the option and shall specify whether the option is an ISO or NSO. The number of shares of the Company's common stock covered by each option granted to a Key Employee will be determined by the Committee, but during any fiscal year of the Company, no Key Employee may be granted options for more than 195,000 shares (subject to adjustment for stock splits and certain other events).

  The exercise price of the shares of the Company's common stock subject to each stock option is established by the Committee. The exercise price of an ISO shall not be less than 100% of the fair market value (on the date of grant) of the shares covered by an incentive stock option (110% of fair market value if on the grant date the participant owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any of its subsidiaries). In the case of an NSO, a stock option agreement may specify an exercise price that varies in accordance with a predetermined formula while the NSO is outstanding. Also, the aggregate fair market value of the shares (determined on the grant date) covered by ISOs which first become exercisable by any participant during any calendar year may not exceed $100,000.

  The exercise price of each option must be paid in full at the time of exercise. The Committee may permit payment through the tender of shares of the Company's common stock that are already owned by the participant, or by any other means which the Committee determines to be consistent with the 2000 Incentive Plan's purpose. Any taxes required to be withheld must be paid by the participant at the time of exercise.

  Options become exercisable at the times and on the terms set forth in the related stock option agreement. Options expire at the times established in the stock option agreement but such ISO shall not expire later than 10 years after the date of grant. Accelerated exercisability shall be permitted in certain circumstances as detailed in the 2000 Incentive Plan. The Committee may modify, extend or assume outstanding options or may accept the cancellation of outstanding options, provided, however, that no modification which shall alter or impair the rights or obligations of an optionee shall be permitted without the consent of such optionee. An optionee shall have no rights as a stockholder with respect to any common stock covered by an option until such time as the option is exercised in accordance with the 2000 Incentive Plan. In addition to any restrictions generally applicable to holders of common stock, shares of common stock issued upon exercise of an option shall be subject to the limitations (including but not limited to rights of repurchase and rights of first refusal) set forth in the 2000 Incentive Plan and the applicable stock option agreement.

                         NON-EMPLOYEE DIRECTOR AWARDS

  Under the 2000 Incentive Plan, each eligible Non-employee Director of the Company shall automatically be granted an NSO to purchase 15,000 shares as a result of his or her initial election or appointment as a Non-employee Director. Additionally, each eligible Non-employee Director shall receive, at the conclusion of each annual meeting of the Company's stockholders which occurs during the term he or she continues to serve as a Non-employee Director, an NSO to purchase 3,750 shares. All automatic NSO grants to eligible Non-employee Directors shall vest and become exercisable with respect to one-third of the Shares subject to the NSO on each of the first three (3) anniversaries of the date of grant (provided the individual is then serving as a director of the company) and shall become exercisable in full in the event of a change in control, as defined in the 2000 Incentive Plan. The exercise price under all NSOs granted automatically to a Non-employee Director under the 2000 Incentive Plan shall be equal to 100% of the fair market value of a share of common stock on the date of grant. All such NSOs shall terminate on the earlier of the 10th anniversary of the date of grant or the date 90 days after the termination of such Non-employee Director's service for any reason.

                           STOCK APPRECIATION RIGHTS

  The Committee determines the terms and conditions of each SAR, which terms and conditions shall be subject to all applicable terms of the 2000 Incentive Plan and may be subject to any other terms that are not inconsistent with the 2000 Incentive Plan. Each SAR shall be evidenced by an SAR agreement which shall specify (i) the number of shares to which the SAR pertains; (ii) the Exercise Price; (iii) the date when all or any installment of the SAR is to become exercisable; and (iv) the term of the SAR. SARs may be included in an ISO only at the time of grant but may be included in an NSO at any time, not later than six months before the expiration of such NSO. Upon exercise of an SAR, the optionee will receive shares, cash or a combination thereof from the Company in an amount equal to the amount by which the fair market value (on the day of surrender) of the shares subject to the SAR exceeds the exercise price. SARs are exercisable at the times and on the terms established by the Committee. In accordance with the 2000 Incentive Plan, the Committee may modify, extend or assume outstanding SARs or may accept the cancellation of outstanding SARs in return for the grant of new SARs, provided, however, that no modification which shall alter or impair the rights or obligations of the holder of a SAR shall be permitted without the consent of the holder.

                       RESTRICTED STOCK AND STOCK UNITS

  Restricted stock, stock units or a combination thereof may be granted (either independently or in combination with NSOs or SARs) by the Committee with or without cash consideration. The number of shares of each stock grant awarded to a participant will be determined by the Committee and set forth in a restricted stock agreement or stock unit agreement, which agreements shall be subject to all applicable terms and conditions that are not inconsistent with the 2000 Incentive Plan.

  Vested stock units may be settled in lump sum or in installments and may be settled in cash (as converted using a method based on the average fair market value of the shares over a series of days), shares or a combination thereof. Each award of restricted stock or stock units shall become vested upon satisfaction of the conditions set forth in the applicable agreement.

  Holders of restricted stock granted under the plan shall have the same rights and obligations as the Company's other stockholders, subject to any limitations in the applicable restricted stock agreement. Holders of stock units shall have no voting rights, but may, at the Committee's discretion, have a right to dividend equivalents which may be converted into additional stock units.

                         NONTRANSFERABILITY OF AWARDS

  Unless the individual Award agreement provides otherwise, Awards granted under the 2000 Incentive Plan may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the applicable laws of descent and distribution.

                                  TAX ASPECTS

  A recipient of a stock option or SAR will not have taxable income upon the grant of the option. For options and SARs other than ISOs, the participant will recognize ordinary income upon exercise in an amount equal to the excess of the fair market value of the shares over the exercise price on the date of exercise. Any gain or loss recognized upon any later disposition of the shares generally will be capital gain or loss.

  The acquisition of shares upon exercise of an ISO will not result in any taxable income to the participant, except for purposes of the alternative minimum tax. Gain or loss recognized by the participant on a later sale or other disposition of such shares will either be long-term capital gain or loss or ordinary income, depending upon whether the participant holds the shares transferred upon the exercise for a specified period. Any ordinary income recognized will be in the amount, if any, by which the lesser of the fair market value of such shares on the date of exercise or the amount realized from the sale or other disposition exceeds the option price.

  Unless the participant elects to be taxed at the time of receipt of restricted stock, the participant will not have taxable income upon the receipt of the Award, but upon vesting will recognize ordinary income equal to the fair market value of the shares or cash received at the time of vesting.

  At the discretion of the Committee, the 2000 Incentive Plan allows a participant to satisfy tax withholding requirements under federal and state tax laws in connection with the exercise or receipt of an Award by electing to have shares of common stock withheld, or by delivering to the Company already-owned shares, having a value equal to the amount required to be withheld.

  The Company will be entitled to a tax deduction in connection with an Award under the 2000 Incentive Plan only in an amount equal to the ordinary income realized by the participant and at the time the participant recognizes such income, and if applicable withholding requirements are met. In addition, Code
Section 162(m) contains special rules regarding the federal income tax deductibility of compensation paid to the Company's chief executive officer and to each of the other four most highly compensated executive officers. The general rule is that annual compensation paid to any of these specified executives will be deductible only to the extent that it does not exceed $1,000,000. The 2000 Incentive Plan has been designed to permit the Committee to grant options which satisfy the requirements of Code Section 162(m), thereby permitting the Company to continue to receive a federal income tax deduction in connection with such options.

                          PROTECTION AGAINST DILUTION

  The Committee may, in its reasonable discretion, make such adjustments as it deems appropriate in order to prevent the dilution or enlargement of rights under the 2000 Incentive Plan in one or more of (i) the number of shares available for future Awards and the per person share limits; (ii) the number of shares covered by each outstanding award; or (iii) the exercise price under each outstanding SAR or option. An optionee shall have no rights by reason of any issue by the Company of stock of any class or securities convertible into stock of any class, any subdivision or consolidation of shares of stock of any class, the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class.

        DURATION, AMENDMENT AND TERMINATION OF THE 2000 INCENTIVE PLAN

  The 2000 Incentive Plan shall become effective on the date of its adoption by the Board, provided, however, that certain provisions are subject to the approval of the Company's stockholders. To the extent required by applicable law, the 2000 Incentive Plan shall terminate on the date that is 10 years after its original adoption by the Board and may be terminated on any earlier date. The Board generally may amend or terminate the 2000 Incentive Plan at any time and for any reason.

  In the event that the Company is party to a merger or other reorganization, outstanding Awards shall be subject to the agreement of merger or reorganization. The Committee may determine that such Award shall become fully vested as to all shares subject to such Award in the event that a change in control occurs with respect to the company.

                             LIMITATIONS ON RIGHTS

  An optionee shall have no dividend rights, voting rights or other rights as a stockholder with respect to any shares covered by his or her Award prior to the issuance of such shares.

                               REQUIRED APPROVAL

  In the event that stockholder approval of the material terms of the 2000 Incentive Plan is not obtained: (i) awards previously granted by the Company will remain valid and outstanding, (ii) the 1996 Option Plan and the 1997 Option Plan share pools will not be combined for purposes of option grants, and (iii) the Company may continue to make additional awards under the 1996 Option Plan and the 1997 Option Plan, but as a result of Code Section 162(m), the Company may not be entitled to deduct fully compensation expenses related to awards granted to "covered employees" under Code Section 162(m).

  Unless marked to the contrary, the shares represented by the enclosed proxy card will be voted FOR combination of the 1996 and 1997 option plans and their amendment and restatement as the 2000 Incentive Plan. Under Delaware law and the Company's bylaws, the approval of such a plan requires the affirmative vote of a majority of votes cast.

  THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS A VOTE FOR THE APPROVAL OF THE COMPANY'S 2000 STOCK INCENTIVE PLAN.

                    PROPOSAL 3. RATIFICATION OF APPOINTMENT
                            OF INDEPENDENT AUDITORS

  As reported on the Company's Form 8-K dated October 22, 1999, the Company's Board of Directors, acting upon the recommendation of the Audit Committee of the Board, engaged Grant Thornton LLP as the Company's independent auditors for the fiscal year ended December 31, 1999, to audit the Company's financial statements. The Company's Board of Directors has reappointed Grant Thornton LLP to continue as independent auditors for the Bank and the Company for the year ending December 31, 2000, subject to ratification of such appointment by the shareholders.

  As reported on the Company's Form 8-K dated October 7, 1999, Deloitte & Touche LLP resigned as the Company's independent auditor. During the Company's two most recent fiscal years and through October 7, 1999, there were no disagreements with Deloitte and Touche LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Deloitte and Touche LLP, would have caused it to make reference to the subject matter of the disagreement in connection with this report.

  Deloitte and Touche LLP's reports on the Company's financial statements for the fiscal years ended December 31, 1998 and 1997 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

  During the Company's two most recent fiscal years and through October 7, 1999, Deloitte and Touche LLP did not advise the Company of any "reportable events" as defined in Item 304(a)(1)(v) of Regulation S-K.

  Representatives of Grant Thornton LLP will be present at the Annual Meeting. They will be given an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions from stockholders present at the Annual Meeting.

  Unless marked to the contrary, the shares represented by the enclosed proxy card will be voted FOR ratification of the appointment of Grant Thornton LLP as the independent auditors of the Company.

  THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR RATIFICATION OF THE APPOINTMENT OF GRANT THORNTON LLP AS THE INDEPENDENT AUDITORS OF THE COMPANY.

                            ADDITIONAL INFORMATION

Shareholder Proposals

  To be considered for inclusion in the Company's proxy statement and form of proxy relating to the 2001 Annual Meeting of Stockholders, a stockholder proposal must be received by the Secretary of the Company at the address set forth on the Notice of Annual Meeting of Stockholders not later than January 16, 2001. If such annual meeting is held on a date more than 30 calendar days from June 14, 2001, a stockholder proposal must be received by a reasonable time before the proxy solicitation for such annual meeting is made. Any such proposal will be subject to 17 C.F.R. (S) 240.14a-8 of the Rules and Regulations under the Exchange Act.

Notice of Business to be Conducted at an Annual Meeting

  The bylaws of the Company provide an advance notice procedure for a stockholder to properly bring business before an Annual Meeting. The stockholder must give written advance notice to the Secretary of the Company not less than ninety (90) days before the date originally fixed for such meeting; provided, however, that in the event that less than one hundred (100) days notice or prior public disclosure of the date of the meeting is given or made to stockholders, notice by the stockholder to be timely must be received not later than the close of business on the tenth day following the date on which the Company's notice to stockholders of the annual meeting date was mailed or such public disclosure was made. The advance notice by stockholders must include the shareholder's name and address, as they appear on the Company's record of stockholders, a brief description of the proposed business, the reason for conducting such business at the Annual Meeting, the class and number of shares of the Company's capital stock that are beneficially owned by such stockholder and any material interest of such stockholder in the proposed business. In the case of nominations to the Board of Directors, certain information regarding the nominee must be provided. Nothing in this paragraph shall be deemed to require the Company to include in its proxy statement or the proxy relating to an annual meeting any stockholder proposal which does not meet all of the requirements for inclusion established by the SEC in effect at the time such proposal is received. Unless notice that stockholder intends to present a proposal at the Company's 2000 Annual Meeting of Stockholders was received by the Company on or before March 17, 2000, the Company will have discretionary authority to vote on any stockholder proposal presented at the meeting.

Other Matters Which May Properly Come Before the Meeting

  The Board of Directors knows of no business which will be presented for consideration at the Meeting other than as stated in the Notice of Annual Meeting of Stockholders. If, however, other matters are properly brought before the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote the shares represented thereby on such matters in accordance with their best judgment.

  Whether or not you intend to be present at the Annual Meeting, you are urged to return your proxy card promptly. If you are then present at the Annual Meeting and wish to vote your shares in person, your original proxy may be revoked by voting at the Annual Meeting. However, if you are a stockholder whose shares are not registered in your own name, you will need appropriate documentation from your recordholder to vote personally at the Annual Meeting.

                                          By Order of the Board of Directors

                                          W. Todd Peterson
                                          Corporate Secretary
                                           Executive Vice President

Riverside, California
May 15, 2000

  YOU ARE CORDIALLY  INVITED TO ATTEND THE MEETING IN PERSON.  WHETHER OR NOT
     YOU PLAN TO ATTEND THE MEETING,  YOU ARE REQUESTED TO COMPLETE, DATE,
        SIGN AND  PROMPTLY RETURN  THE ACCOMPANYING  PROXY CARD  IN THE
          ENCLOSED POSTAGE-PAID ENVELOPE.

                                   EXHIBIT 1

            THE LIFE FINANCIAL CORPORATION 2000 STOCK INCENTIVE PLAN

                                                                       EXHIBIT 1

                          LIFE FINANCIAL CORPORATION

                           2000 STOCK INCENTIVE PLAN

                         EFFECTIVE AS OF APRIL 27, 2000

                               TABLE OF CONTENTS
                               -----------------

                                                                           Page
                                                                           ----
SECTION 1.          INTRODUCTION.........................................    1
SECTION 2.          DEFINITIONS..........................................    1
     (a)            "Affiliate"..........................................    1
     (b)            "Award"..............................................    1
     (c)            "Board"..............................................    1
     (d)            "Change In Control"..................................    2
     (e)            "Code"...............................................    2
     (f)            "Committee"..........................................    2
     (g)            "Common Stock".......................................    2
     (h)            "Company"............................................    3
     (i)            "Consultant".........................................    3
     (j)            "Director"...........................................    3
     (k)            "Disability".........................................    3
     (l)            "Employee"...........................................    3
     (m)            "Exchange Act".......................................    3
     (n)            "Exercise Price".....................................    3
     (o)            "Fair Market Value"..................................    3
     (p)            "Grant"..............................................    4
     (q)            "Incentive Stock Option" or "ISO"....................    4
     (r)            "Key Employee".......................................    4
     (s)            "Non-Employee Director"..............................    4
     (t)            "Nonstatutory Stock Option" or "NSO".................    4
     (u)            "Option".............................................    4
     (v)            "Optionee"...........................................    4
     (w)            "Parent".............................................    4
     (x)            "Participant"........................................    4
     (y)            "Plan"...............................................    4
     (z)            "Restricted Stock"...................................    4
     (aa)           "Restricted Stock Agreement".........................    4
     (bb)           "SAR Agreement"......................................    4
     (cc)           "Securities Act".....................................    4
     (dd)           "Service"............................................    4

                                                                           Page
                                                                           ----
     (ee)           "Share"..............................................    4
     (ff)           "Stock Appreciation Right" or "SAR"..................    4
     (gg)           "Stock Option Agreement".............................    4
     (hh)           "Stock Unit".........................................    5
     (ii)           "Stock Unit Agreement"...............................    5
     (jj)           "Subsidiary".........................................    5
     (kk)           "10-Percent Shareholder".............................    5
SECTION 3.          ADMINISTRATION.......................................    5
     (a)            Committee Composition................................    5
     (b)            Authority of the Committee...........................    6
     (c)            Indemnification......................................    6
SECTION 4.          ELIGIBILITY..........................................    6
     (a)            General Rules........................................    6
     (b)            Incentive Stock Options..............................    6
     (c)            Non-Employee Director Options........................    6
SECTION 5.          SHARES SUBJECT TO PLAN...............................    7
     (a)            Basic Limitation.....................................    7
     (b)            Additional Shares....................................    7
     (c)            Dividend Equivalents.................................    7
     (d)            Limits on Options and SARs...........................    7
     (e)            Limits on Restricted Stock and Stock Units...........    8
SECTION 6.          TERMS AND CONDITIONS OF OPTIONS......................    8
     (a)            Stock Option Agreement...............................    8
     (b)            Number of Shares.....................................    8
     (c)            Exercise Price.......................................    8
     (d)            Exercisability and Term..............................    8
     (e)            Modifications or Assumption of Options...............    8
     (f)            Transferability of Options...........................    9
     (g)            No Rights as Stockholder.............................    9
     (h)            Restrictions on Transfer.............................    9
SECTION 7.          PAYMENT FOR OPTION SHARES............................    9
     (a)            General Rule.........................................    9

                                                                           Page
                                                                           ----
     (b)            Surrender of Stock...................................    9
     (c)            Promissory Note......................................    9
     (d)            Other Forms of Payment...............................   10
SECTION 8.          TERMS AND CONDITIONS FOR AWARDS OF RESTRICTED STOCK
                    AND STOCK UNITS......................................   10
     (a)            Time, Amount and Form of Awards......................   10
     (b)            Agreements...........................................   10
     (c)            Payment for Restricted Stock or Stock Unit Awards....   10
     (d)            Form and Time of Settlement of Stock Units...........   10
     (e)            Vesting Conditions...................................   10
     (f)            Assignment or Transfer of Restricted Stock or Stock
                    Units................................................   10
     (g)            Death of Stock Units Recipient.......................   11
     (h)            Trusts...............................................   11
     (i)            Voting and Dividend Rights...........................   11
     (j)            Stock Units Voting and Dividend Rights...............   11
     (k)            Creditors' Rights....................................   11
SECTION 9.          TERMS AND CONDITIONS OF STOCK APPRECIATION RIGHTS....   12
     (a)            SAR Agreement........................................   12
     (b)            Number of Shares.....................................   12
     (c)            Exercise Price.......................................   12
     (d)            Exercisability and Term..............................   12
     (e)            Exercise of SARs.....................................   12
     (f)            Modification or Assumption of SARs...................   12
SECTION 10.         PROTECTION AGAINST DILUTION..........................   13
     (a)            Adjustments..........................................   13
     (b)            Participant Rights...................................   13
SECTION 11.         EFFECT OF A CHANGE IN CONTROL........................   13
     (a)            Merger or Reorganization.............................   13
     (b)            Acceleration.........................................   13
SECTION 12.         LIMITATIONS ON RIGHTS................................   14
     (a)            Retention Rights.....................................   14
     (b)            Stockholders' Rights.................................   14

                                                                           Page
                                                                           ----
     (c)            Regulatory Requirements..............................   14
SECTION 13.         WITHHOLDING TAXES....................................   14
     (a)            General..............................................   14
     (b)            Share Withholding....................................   14
SECTION 14.         DURATION AND AMENDMENTS..............................   14
     (a)            Term of the Plan.....................................   14
     (b)            Right to Amend or Terminate the Plan.................   15
SECTION 15.         EXECUTION............................................   15

                          LIFE FINANCIAL CORPORATION

                           2000 STOCK INCENTIVE PLAN

                        EFFECTIVE AS OF APRIL 27, 2000

SECTION 1.  INTRODUCTION.

     The Company's Board of Directors adopted the LIFE Financial Corporation 2000 Stock Incentive Plan on April 27, 2000 (the "Adoption Date"). The Plan is an amendment and restatement of the 1997 Stock Option Plan and the 1996 Stock Option Plan into this single document. The Plan is effective on the Adoption Date; provided, however, that certain provisions will be effective upon stockholder approval.

     The purpose of the Plan is to promote the long-term success of the Company and the creation of shareholder value by offering Key Employees an opportunity to acquire a proprietary interest in the success of the Company, or to increase such interest, and to encourage such selected persons to continue to provide services to the Company and to attract new individuals with outstanding qualifications.

     The Plan seeks to achieve this purpose by providing for Awards in the form of Restricted Stock, Stock Units, Stock Appreciation Rights and Options (which may constitute Incentive Stock Options or Nonstatutory Stock Options).

     The Plan shall be governed by, and construed in accordance with, the laws of the State of Delaware (except its choice-of-law provisions). Capitalized terms shall have the meaning provided in Section 2 unless otherwise provided in this Plan or the applicable Stock Option Agreement, SAR Agreement, Stock Unit Agreement or Restricted Stock Agreement.

SECTION 2.  DEFINITIONS.

     (a) "Affiliate" means any entity other than a Subsidiary, if the Company and/or one or more Subsidiaries own not less than 50% of such entity. For purposes of determining an individual's "Service," this definition shall include any entity other than a Subsidiary, if the Company, a Parent and/or one or more Subsidiaries own not less than 50% of such entity.

     (b) "Award" means any award of an Option, SAR, Stock Unit or Restricted Stock under the Plan.

     (c) "Board" means the Board of Directors of the Company, as constituted from time to time.

     (d) "Change In Control" except as may otherwise be provided in a Stock Option Agreement, SAR Agreement, Stock Unit Agreement or Restricted Stock Agreement, means the occurrence of any of the following:

               (i) The consummation of a merger or consolidation of the Company with or into another entity or any other corporate reorganization, if more than 50% of the combined voting power of the continuing or surviving entity's securities outstanding immediately after such merger, consolidation or other reorganization is owned by persons who were not stockholders of the Company immediately prior to such merger, consolidation or other reorganization;

               (ii) The sale, transfer or other disposition of all or substantially all of the Company's assets;

               (iii) A change in the composition of the Board, as a result of which fewer that one-half of the incumbent directors are directors who either (i) had been directors of the Company on the date 24 months prior to the date of the event that may constitute a Change in Control (the "original directors") or (ii) were elected, or nominated for election, to the Board with the affirmative votes of at least a majority of the aggregate of the original directors who were still in office at the time of the election or nomination and the directors whose election or nomination was previously so approved;

               (iv) Any transaction as a result of which any person becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing at least 20% of the total voting power represented by the Company's then outstanding voting securities. For purposes of this Paragraph (iii), the term "person" shall have the same meaning as when used in sections 13(d) and 14(d) of the Exchange Act but shall exclude:

                    (A) A trustee or other fiduciary holding securities under an employee benefit plan of the Company or a subsidiary of the Company;

                    (B) A corporation owned directly or indirectly by the
               stockholders of the Company in substantially the same proportions as their ownership of the common stock of the Company; and

                    (C) The Company; or

               (v) A complete liquidation or dissolution of the Company.

     (e) "Code" means the Internal Revenue Code of 1986, as amended.

     (f) "Committee" means a committee consisting of one or more members of the Board that is appointed by the Board (as described in Section 3) to administer the Plan.

     (g) "Common Stock" means the Company's common stock.

     (h) "Company" means LIFE Financial Corporation, a Delaware corporation.

     (i) "Consultant" means an individual who performs bona fide services to the Company, a Parent, a Subsidiary or an Affiliate other than as an Employee or Director or Non-Employee Director.

     (j) "Director" means a member of the Board who is also an Employee.

     (k) "Disability" means that the Key Employee is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than 12 months.

     (l) "Employee" means any individual who is a common-law employee of the Company, a Parent, a Subsidiary or an Affiliate.

     (m) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

     (n) "Exercise Price" means, in the case of an Option, the amount for which a Share may be purchased upon exercise of such Option, as specified in the applicable Stock Option Agreement. "Exercise Price," in the case of a SAR, means an amount, as specified in the applicable SAR Agreement, which is subtracted from the Fair Market Value of a Share in determining the amount payable upon exercise of such SAR.

     (o) "Fair Market Value" means the market price of Shares, determined by the Committee as follows:

          (i) If the Shares were traded on a stock exchange on the date in question, then the Fair Market Value shall be equal to the last trading price reported by the applicable composite transactions report for the previous trading day;

          (ii) If the Shares were traded over-the-counter on the date in question and were classified as a national market issue, then the Fair Market Value shall be equal to the last trading price quoted by the NASDAQ system for the previous trading day;

          (iii) If the Shares were traded over-the-counter on the date in question but were not classified as a national market issue, then the Fair Market Value shall be equal to the mean between the last reported representative bid and asked prices quoted by the NASDAQ system for the previous trading day; and

          (iv) If none of the foregoing provisions is applicable, then the Fair Market Value shall be determined by the Committee in good faith on such basis as it deems appropriate.

     Whenever possible, the determination of Fair Market Value by the Committee shall be based on the prices reported in the Wall Street Journal. Such
                                                  -------------------
     determination shall be conclusive and binding on all persons.

     (p) "Grant" means any grant of an Award under the Plan.

     (q) "Incentive Stock Option" or "ISO" means an incentive stock option described in Code section 422(b).

     (r) "Key Employee" means an Employee, Director, Non-Employee Director or Consultant who has been selected by the Committee to receive an Award under the Plan.

     (s) "Non-Employee Director" means a member of the Board who is not an Employee.

     (t) "Nonstatutory Stock Option" or "NSO" means a stock option that is not an ISO.

     (u) "Option" means an ISO or NSO granted under the Plan entitling the Optionee to purchase Shares.

     (v) "Optionee" means an individual, estate or other entity that holds an Option.

     (w) "Parent" means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company, if each of the corporations other than the Company owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. A corporation that attains the status of a Parent on a date after the adoption of the Plan shall be considered a Parent commencing as of such date.

     (x) "Participant" means an individual or estate or other entity that holds an Award.

     (y) "Plan" means this LIFE Financial Corporation 2000 Stock Incentive Plan as it may be amended from time to time.

     (z) "Restricted Stock" means a Share awarded under the Plan.

     (aa) "Restricted Stock Agreement" means the agreement described in Section 8 evidencing each Award of Restricted Stock.

     (bb) "SAR Agreement" means the agreement described in Section 9 evidencing each Award of a Stock Appreciation Right.

     (cc) "Securities Act" means the Securities Act of 1933, as amended.

     (dd) "Service" means service as an Employee, Director, Non-Employee Director or Consultant.

     (ee) "Share" means one share of Common Stock.

     (ff) "Stock Appreciation Right" or "SAR" means a stock appreciation right awarded under the Plan.

     (gg) "Stock Option Agreement" means the agreement described in Section 6 evidencing each Grant of an Option.

     (hh) "Stock Unit" means a bookkeeping entry representing the equivalent of a Share, as awarded under the Plan.

     (ii) "Stock Unit Agreement" means the agreement described in Section 8 evidencing each Award of Stock Units.

     (jj) "Subsidiary" means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company, if each of the corporations other than the last corporation in the unbroken chain owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. A corporation that attains the status of a Subsidiary on a date after the adoption of the Plan shall be considered a Subsidiary commencing as of such date.

     (kk) "10-Percent Shareholder" means an individual who owns more than ten percent (10%) of the total combined voting power of all classes of outstanding stock of the Company, its Parent or any of its subsidiaries. In determining stock ownership, the attribution rules of section 424(d) of the Code shall be applied.

SECTION 3.  ADMINISTRATION.

     (a) Committee Composition. A Committee appointed by the Board shall administer the Plan. The Board shall designate one of the members of the Committee as chairperson. If no Committee has been approved, the entire Board shall constitute the Committee. Members of the Committee shall serve for such period of time as the Board may determine and shall be subject to removal by the Board at any time. The Board may also at any time terminate the functions of the Committee and reassume all powers and authority previously delegated to the Committee.

     With respect to officers or directors subject to Section 16 of the Exchange Act, the Committee shall consist of those individuals who shall satisfy the requirements of Rule 16b-3 (or its successor) under the Exchange Act with respect to Awards granted to persons who are officers or directors of the Company under Section 16 of the Exchange Act. Notwithstanding the previous sentence, failure of the Committee to satisfy the requirements of Rule 16b-3 shall not invalidate any Awards granted by such Committee.

     The Board may also appoint one or more separate committees of the Board, each composed of one or more directors of the Company who need not qualify under Rule 16b-3, who may administer the Plan with respect to Key Employees who are not considered officers or directors of the Company under Section 16 of the Exchange Act, may grant Awards under the Plan to such Key Employees and may determine all terms of such Awards.

     Notwithstanding the foregoing, the Board shall constitute the Committee and shall administer the Plan with respect to all Awards granted to Non-Employee Directors.

     (b) Authority of the Committee. Subject to the provisions of the Plan, the Committee shall have full authority and discretion to take any actions it deems necessary or advisable for the administration of the Plan. Such actions shall include:

          (i) selecting Key Employees who are to receive Awards under the Plan;

          (ii) determining the type, number, vesting requirements and other features and conditions of such Awards;

          (iii)  interpreting the Plan; and

          (iv) making all other decisions relating to the operation of the Plan.

     The Committee may adopt such rules or guidelines, as it deems appropriate to implement the Plan. The Committee's determinations under the Plan shall be final and binding on all persons.

     (c) Indemnification. Each member of the Committee, or of the Board, shall be indemnified and held harmless by the Company against and from (i) any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under the Plan or any Stock Option Agreement, SAR Agreement, Stock Unit Agreement or Restricted Stock Agreement, and (ii) from any and all amounts paid by him or her in settlement thereof, with the Company's approval, or paid by him or her in satisfaction of any judgment in any such claim, action, suit, or proceeding against him or her, provided he or she shall give the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company's Certificate of Incorporation or Bylaws, by contract, as a matter of law, or otherwise, or under any power that the Company may have to indemnify them or hold them harmless.

SECTION 4.  ELIGIBILITY.

     (a) General Rules. Only Employees, Directors, Non-Employee Directors and Consultants shall be eligible for designation as Key Employees by the Committee.

     (b) Incentive Stock Options. Only Key Employees who are common-law employees of the Company, a Parent or a Subsidiary shall be eligible for the grant of ISOs. In addition, a Key Employee who is a 10-Percent Shareholder shall not be eligible for the grant of an ISO unless the requirements set forth in section 422(c)(5) of the Code are satisfied.

     (c) Non-Employee Director Options. Non-Employee Directors shall also be eligible to receive Options as described in this Section 4(c) from and after the date the Board has determined to implement this provision.

          (i) Each eligible Non-Employee Director shall automatically be granted an NSO to purchase 15,000 Shares (subject to adjustment under Section 10) as a result of his or her initial election or appointment as a Non-Employee Director. Upon the conclusion of each regular annual meeting of the Company's stockholders following his or her initial election or appointment, each eligible Non-Employee Director who will continue serving as a member of the Board thereafter shall receive an NSO to purchase 3,750 Shares (subject to adjustment under Section 10). All NSOs granted pursuant to this Section 4(c) shall vest and become exercisable with respect to one-third of the Shares subject to the NSO on each of the first three (3) anniversaries of the date of grant, provided the individual is serving as a director of the Company as of each such vesting date.

          (ii) All NSOs granted to Non-Employee Director under this Section 4(c) shall become exercisable in full in the event of a Change in Control with respect to the Company.

          (iii) The Exercise Price under all NSOs granted to a Non-Employee Director under this Section 4(c) shall be equal to one hundred percent (100%) of the Fair Market Value of a Share of Common Stock on the date of grant, payable in one of the forms described in Section 7.

          (iv) All NSOs granted to a Non-Employee Director under this Section 4(c) shall terminate on the earlier of:

               (1)  The 10th anniversary of the date of grant; or

               (2) The date ninety (90) days after the termination of such Non-Employee Director's service for any reason.

SECTION 5.  SHARES SUBJECT TO PLAN.

     (a) Basic Limitation. The stock issuable under the Plan shall be authorized but unissued Shares or treasury Shares. The aggregate number of Shares reserved for Awards under the Plan shall not exceed 975,000.

     (b) Additional Shares. If Awards are forfeited or terminate for any other reason before being exercised, then the Shares underlying such Awards shall again become available for Awards under the Plan. If SARs are exercised, then only the number of Shares (if any) actually issued in settlement of such SARs shall reduce the number available under Section 5(a) and the balance shall again become available for Awards under the Plan.

     (c) Dividend Equivalents. Any dividend equivalents distributed under the Plan shall not be applied against the number of Shares available for Awards whether or not such dividend equivalents are converted into Stock Units.

     (d) Limits on Options and SARs. No Key Employee shall receive Options to purchase Shares and/or SARs during any fiscal year covering in excess of 195,000 Shares.

     (e) Limits on Restricted Stock and Stock Units. No Key Employee shall receive Award(s) of Restricted Stock and/or Stock Units during any fiscal year covering in excess of 19,500 Shares.

SECTION 6.  TERMS AND CONDITIONS OF OPTIONS.

     (a) Stock Option Agreement. Each Grant under the Plan shall be evidenced by a Stock Option Agreement between the Optionee and the Company. Such Option shall be subject to all applicable terms and conditions of the Plan and may be subject to any other terms and conditions that are not inconsistent with the Plan and that the Committee deems appropriate for inclusion in a Stock Option Agreement. The provisions of the various Stock Option Agreements entered into under the Plan need not be identical. A Stock Option Agreement may provide that new Options will be granted automatically to the Optionee when he or she exercises the prior Options. The Stock Option Agreement shall also specify whether the Option is an ISO or an NSO.

     (b) Number of Shares. Each Stock Option Agreement shall specify the number of Shares that are subject to the Option and shall provide for the adjustment of such number in accordance with Section 9.

     (c) Exercise Price. An Option's Exercise Price shall be established by the Committee and set forth in a Stock Option Agreement. To the extent required by applicable law the Exercise Price of an ISO shall not be less than 100% of the Fair Market Value (110% for 10-Percent Shareholders) of a Share on the date of Grant. In the case of an NSO, a Stock Option Agreement may specify an Exercise Price that varies in accordance with a predetermined formula while the NSO is outstanding.

     (d) Exercisability and Term. Each Stock Option Agreement shall specify the date when all or any installment of the Option is to become exercisable. The Stock Option Agreement shall also specify the term of the Option; provided that the term of an ISO shall in no event exceed ten (10) years from the date of Grant. An ISO that is granted to a 10-Percent Shareholder shall have a maximum term of five (5) years. No Option can be exercised after the expiration date provided in the applicable Stock Option Agreement. A Stock Option Agreement may provide for accelerated exercisability in the event of the Optionee's death, disability or retirement or other events and may provide for expiration prior to the end of its term in the event of the termination of the Optionee's service. A Stock Option Agreement may permit an Optionee to exercise an Option before it is vested, subject to the Company's right of repurchase over any Shares acquired under the unvested portion of the Option (an "early exercise"), which right of repurchase shall lapse at the same rate the Option would have vested had there been no early exercise. In no event shall the Company be required to issue fractional Shares upon the exercise of an Option.

     (e) Modifications or Assumption of Options. Within the limitations of the Plan, the Committee may modify, extend or assume outstanding options or may accept the cancellation of outstanding options (whether granted by the Company or by another issuer) in return for the grant of new Options for the same or a different number of Shares and at the same or a different Exercise Price. The foregoing notwithstanding, no modification of an Option shall, without the consent of the Optionee, alter or impair his or her rights or obligations under such Option.

     (f) Transferability of Options. Except as otherwise provided in the applicable Stock Option Agreement and then only to the extent permitted by applicable law, no Option shall be transferable by the Optionee other than by will or by the laws of descent and distribution. Except as otherwise provided in the applicable Stock Option Agreement, an Option may be exercised during the lifetime of the Optionee only or by the guardian or legal representative of the Optionee. No Option or interest therein may be assigned, pledged or hypothecated by the Optionee during his lifetime, whether by operation of law or otherwise, or be made subject to execution, attachment or similar process.

     (g) No Rights as Stockholder. An Optionee, or a transferee of an Optionee, shall have no rights as a stockholder with respect to any Common Stock covered by an Option until such person becomes entitled to receive such Common Stock by filing a notice of exercise and paying the Exercise Price pursuant to the terms of such Option.

     (h) Restrictions on Transfer. Any Shares issued upon exercise of an Option shall be subject to such rights of repurchase, rights of first refusal and other transfer restrictions as the Committee may determine. Such restrictions shall apply in addition to any restrictions that may apply to holders of Shares generally and shall also comply to the extent necessary with applicable law.

SECTION 7.  PAYMENT FOR OPTION SHARES.

     (a) General Rule. The entire Exercise Price of Shares issued upon exercise of Options shall be payable in cash at the time when such Shares are purchased, except as follows:

          (i) In the case of an ISO granted under the Plan, payment shall be made only pursuant to the express provisions of the applicable Stock Option Agreement. The Stock Option Agreement may specify that payment may be made in any form(s) described in this Section 7.

          (ii) In the case of an NSO granted under the Plan, the Committee may in its discretion, at any time accept payment in any form(s) described in this Section 7.

     (b) Surrender of Stock. To the extent that this Section 7(b) is applicable, payment for all or any part of the Exercise Price may be made with Shares which have already been owned by the Optionee for such duration as shall be specified by the Committee. Such Shares shall be valued at their Fair Market Value on the date when the new Shares are purchased under the Plan.

     (c) Promissory Note. To the extent that this Section 7(c) is applicable, payment for all or any part of the Exercise Price may be made with a full-recourse promissory note.

     (d) Other Forms of Payment. To the extent that this Section 7(d) is applicable, payment may be made in any other form that is consistent with applicable laws, regulations and rules.

SECTION 8.  TERMS AND CONDITIONS FOR AWARDS OF RESTRICTED STOCK AND STOCK UNITS.

     (a) Time, Amount and Form of Awards. Awards under this Section 8 may be granted in the form of Restricted Stock or in the form of Stock Units, or in any combination of both. Restricted Stock or Stock Units may also be awarded in combination with NSOs or SARs, and such an Award may provide that the Restricted Stock or Stock Units will be forfeited in the event that the related NSOs or SARs are exercised.

     (b) Agreements. Each Award of Restricted Stock or Stock Units under the Plan shall be evidenced by a Restricted Stock Agreement or Stock Unit Agreement between the Participant and the Company. Such Awards shall be subject to all applicable terms and conditions of the Plan and may be subject to any other terms and conditions that are not inconsistent with the Plan and that the Committee deems appropriate for inclusion in the applicable Agreement. The provisions of the various Agreements entered into under the Plan need not be identical.

     (c) Payment for Restricted Stock or Stock Unit Awards. Restricted Stock or Stock Units may be issued with or without cash consideration under the Plan.

     (d) Form and Time of Settlement of Stock Units. Settlement of vested Stock Units may be made in the form of (i) cash, (ii) Shares or (iii) any combination of both. The actual number of Stock Units eligible for settlement may be larger or smaller than the number included in the original Award, based on predetermined performance factors. Methods of converting Stock Units into cash may include (without limitation) a method based on the average Fair Market Value of Shares over a series of trading days. Vested Stock Units may be settled in a lump sum or in installments. The distribution may occur or commence when all vesting conditions applicable to the Stock Units have been satisfied or have lapsed, or it may be deferred to any later date. The amount of a deferred distribution may be increased by an interest factor or by dividend equivalents. Until an Award of Stock Units is settled, the number of such Stock Units shall be subject to adjustment pursuant to Section 10.

     (e) Vesting Conditions. Each Award of Restricted Stock or Stock Units shall become vested, in full or in installments, upon satisfaction of the conditions specified in the applicable Agreement. An Agreement may provide for accelerated vesting in the event of the Participant's death, Disability or retirement or other events.

     (f) Assignment or Transfer of Restricted Stock or Stock Units. Except as provided in Section 13, or in a Restricted Stock Agreement or Stock Unit Agreement, or as required by applicable law, a Restricted Stock or Stock Unit Award granted under the Plan shall not be anticipated, assigned, attached, garnished, optioned, transferred or made subject to any creditor's process, whether voluntarily, involuntarily or by operation of law. Any act in violation of this Section 8(f) shall be void. However, this
     Section 8(f) shall not preclude a Participant from designating a beneficiary who will receive any outstanding Restricted Stock or Stock Unit Awards in the event of the Participant's death, nor shall it preclude a transfer of Restricted Stock or Stock Unit Awards by will or by the laws of descent and distribution.

     (g) Death of Stock Units Recipient. Any Stock Units Award that becomes payable after the Award recipient's death shall be distributed to the recipient's beneficiary or beneficiaries. Each recipient of a Stock Units Award under the Plan shall designate one or more beneficiaries for this purpose by filing the prescribed form with the Company. A beneficiary designation may be changed by filing the prescribed form with the Company at any time before the recipient's death. If no beneficiary was designated or if no designated beneficiary survives the recipient, then any Stock Units Award that becomes payable after the recipient's death shall be distributed to the recipient's estate.

     (h) Trusts. Neither this Section 8 nor any other provision of the Plan shall preclude a Participant from transferring or assigning Restricted Stock to (a) the trustee of a trust that is revocable by such Participant alone, both at the time of the transfer or assignment and at all times thereafter prior to such Participant's death, or (b) the trustee of any other trust to the extent approved in advance by the Committee in writing. A transfer or assignment of Restricted Stock from such trustee to any person other than such Participant shall be permitted only to the extent approved in advance by the Committee in writing, and Restricted Stock held by such trustee shall be subject to all of the conditions and restrictions set forth in the Plan and in the applicable Restricted Stock Agreement, as if such trustee were a party to such Agreement.

     (i) Voting and Dividend Rights. The holders of Restricted Stock awarded under the Plan shall have the same voting, dividend and other rights as the Company's other stockholders. A Restricted Stock Agreement, however, may require that the holders of Restricted Stock invest any cash dividends received in additional Restricted Stock. Such additional Restricted Stock shall be subject to the same conditions and restrictions as the Award with respect to which the dividends were paid. Such additional Restricted Stock shall not reduce the number of Shares available under Section 5.

     (j) Stock Units Voting and Dividend Rights. The holders of Stock Units shall have no voting rights. Prior to settlement or forfeiture, any Stock Unit awarded under the Plan may, at the Committee's discretion, carry with it a right to dividend equivalents. Such right entitles the holder to be credited with an amount equal to all cash dividends paid on one Share while the Stock Unit is outstanding. Dividend equivalents may be converted into additional Stock Units. Settlement of dividend equivalents may be made in the form of cash, in the form of Shares, or in a combination of both. Prior to distribution, any dividend equivalents which are not paid shall be subject to the same conditions and restrictions as the Stock Units to which they attach.

     (k) Creditors' Rights. A holder of Stock Units shall have no rights other than those of a general creditor of the Company. Stock Units represent an unfunded and unsecured obligation of the Company, subject to the terms and conditions of the applicable Stock Unit Agreement.

SECTION 9.  TERMS AND CONDITIONS OF STOCK APPRECIATION RIGHTS.

     (a) SAR Agreement. Each Award of a SAR under the Plan shall be evidenced by a SAR Agreement between the Optionee and the Company. Such SAR shall be subject to all applicable terms of the Plan and may be subject to any other terms that are not inconsistent with the Plan. The provisions of the various SAR Agreements entered into under the Plan need not be identical. SARs may be granted in consideration of a reduction in the Optionee's other compensation.

     (b) Number of Shares. Each SAR Agreement shall specify the number of Shares to which the SAR pertains and shall provide for the adjustment of such number in accordance with Section 10.

     (c) Exercise Price. Each SAR Agreement shall specify the Exercise Price. A SAR Agreement may specify an Exercise Price that varies in accordance with a predetermined formula while the SAR is outstanding.

     (d) Exercisability and Term. Each SAR Agreement shall specify the date when all or any installment of the SAR is to become exercisable. The SAR Agreement shall also specify the term of the SAR. A SAR Agreement may provide for accelerated exercisability in the event of the Optionee's death, Disability or retirement or other events and may provide for expiration prior to the end of its term in the event of the termination of the Optionee's Service. SARs may also be awarded in combination with Options, Restricted Stock or Stock Units, and such an Award may provide that the SARs will not be exercisable unless the related Options, Restricted Stock or Stock Units are forfeited. A SAR may be included in an ISO only at the time of Grant but may be included in an NSO at the time of Grant or at any subsequent time, but not later than six months before the expiration of such NSO. A SAR granted under the Plan may provide that it will be exercisable only in the event of a Change in Control.

     (e) Exercise of SARs. If, on the date when a SAR expires, the Exercise Price under such SAR is less than the Fair Market Value on such date but any portion of such SAR has not been exercised or surrendered, then such SAR shall automatically be deemed to be exercised as of such date with respect to such portion. Upon exercise of a SAR, the Optionee (or any person having the right to exercise the SAR after his or her death) shall receive from the Company (i) Shares, (ii) cash or (iii) a combination of Shares and cash, as the Committee shall determine. The amount of cash and/or the Fair Market Value of

     Shares received upon exercise of SARs shall, in the aggregate, be equal to the amount by which the Fair Market Value (on the date of surrender) of the Shares subject to the SARs exceeds the Exercise Price.

     (f) Modification or Assumption of SARs. Within the limitations of the Plan, the Committee may modify, extend or assume outstanding SARs or may accept the cancellation of outstanding SARs (whether granted by the Company or by another issuer) in return for the grant of new SARs for the same or a different number of Shares and at the same or a different Exercise Price. The foregoing notwithstanding, no modification of a SAR shall, without the consent of the Optionee, alter or impair his or her rights or obligations under such SAR.

SECTION 10.  PROTECTION AGAINST DILUTION.

     (a) Adjustments. In the event of a subdivision of the outstanding Shares, a declaration of a dividend payable in Shares, a declaration of a dividend payable in a form other than Shares in an amount that has a material effect on the price of Shares, a combination or consolidation of the outstanding Shares (by reclassification or otherwise) into a lesser number of Shares, a recapitalization, reorganization, merger, liquidation, spin-off or a similar occurrence, the Committee shall make such adjustments as it, in its reasonable discretion, deems appropriate in order to prevent the dilution or enlargement of rights hereunder in one or more of:

          (i) the number of Shares available for future Awards and the per person grants and Share limits under Sections 4(c) and 5;

          (ii)  the number of Shares covered by each outstanding Award; or

          (iii) the Exercise Price under each outstanding SAR or Option.

     (b) Participant Rights. Except as provided in this Section 10, a Participant shall have no rights by reason of any issue by the Company of stock of any class or securities convertible into stock of any class, any subdivision or consolidation of shares of stock of any class, the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class.

SECTION 11.  EFFECT OF A CHANGE IN CONTROL.

     (a) Merger or Reorganization. In the event that the Company is a party to a merger or other reorganization, outstanding Awards shall be subject to the agreement of merger or reorganization. Such agreement may provide, without limitation, for the assumption of outstanding Awards by the surviving corporation or its parent, for their continuation by the Company (if the Company is a surviving corporation), for accelerated vesting or for their cancellation with or without consideration.

     (b) Acceleration. The Committee may determine, at the time of granting an Award or thereafter, that such Award shall become fully vested as to all Shares subject to such Award in the event that a Change in Control occurs with respect to the Company.

SECTION 12.  LIMITATIONS ON RIGHTS.

     (a) Retention Rights. Neither the Plan nor any Award granted under the Plan shall be deemed to give any individual a right to remain an employee, consultant or director of the Company, a Parent, a Subsidiary or an Affiliate. The Company and its Parents and Subsidiaries and Affiliates reserve the right to terminate the Service of any person at any time, and for any reason, subject to applicable laws, the Company's Certificate of Incorporation and Bylaws and a written employment agreement (if any).

     (b) Stockholders' Rights. A Participant shall have no dividend rights, voting rights or other rights as a stockholder with respect to any Shares covered by his or her Award prior to the issuance of a stock certificate for such Shares. No adjustment shall be made for cash dividends or other rights for which the record date is prior to the date when such certificate is issued, except as expressly provided in Section 10.

     (c) Regulatory RequirementsAny other provision of the Plan notwithstanding, the obligation of the Company to issue Shares under the Plan shall be subject to all applicable laws, rules and regulations and such approval by any regulatory body as may be required. The Company reserves the right to restrict, in whole or in part, the delivery of Shares pursuant to any Award prior to the satisfaction of all legal requirements relating to the issuance of such Shares, to their registration, qualification or listing or to an exemption from registration, qualification or listing.

SECTION 13.  WITHHOLDING TAXES.

     (a) General. A Participant shall make arrangements satisfactory to the Company for the satisfaction of any withholding tax obligations that arise in connection with his or her Award. The Company shall not be required to issue any Shares or make any cash payment under the Plan until such obligations are satisfied.

     (b) Share Withholding. If a public market for the Company's Shares exists, the Committee may permit a Participant to satisfy all or part of his or her withholding or income tax obligations by having the Company withhold all or a portion of any Shares that otherwise would be issued to him or her or by surrendering all or a portion of any Shares that he or she previously acquired. Such Shares shall be valued at their Fair Market Value on the date when taxes otherwise would be withheld in cash. Any payment of taxes by assigning Shares to the Company may be subject to restrictions, including, but not limited to, any restrictions required by rules of the Securities and Exchange Commission.

SECTION 14.  DURATION AND AMENDMENTS.

     (a) Term of the Plan. The Plan, as set forth herein, shall become effective on the date of its adoption by the Board; provided, however, that, as provided herein, certain provisions are subject to the approval of the Company's stockholders. To the extent required by applicable law, the Plan shall terminate on the date that is 10 years after its original adoption by the Board and may be terminated on any earlier date pursuant to Section 14(b).

     (b) Right to Amend or Terminate the Plan. The Board may amend or terminate the Plan at any time and for any reason. The termination of the Plan, or any amendment thereof, shall not affect any Award previously granted under the Plan. No Awards shall be granted under the Plan after the Plan's termination. An amendment of the Plan shall be subject to the approval of the Company's stockholders only to the extent required by applicable laws, regulations or rules.

SECTION 15.  EXECUTION.

     To record the adoption of the Plan by the Board, the Company has caused its duly authorized officer to execute this Plan on behalf of the Company.

                                       LIFE FINANCIAL CORPORATION



                                       By _______________________________

                                       Title ____________________________

                               REVOCABLE PROXY
                          LIFE FINANCIAL CORPORATION
                        ANNUAL MEETING OF STOCKHOLDERS

               THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

                                 June 14, 2000
                            10:00 a.m. Pacific Time

     The undersigned hereby appoints the official proxy committee of the Board of Directors of LIFE Financial Corporation (the "Company"), each with full power of substitution, to act as attorneys and proxies for the undersigned, and to vote all shares of Common Stock of the Company which the undersigned is entitled to vote only at the Annual Meeting of Stockholders, to be held on June 14, 2000 at 10:00 a.m. Pacific Time, at the Arrowhead Country Club, 3433 Parkside Drive, San Bernardino, California, and at any and all adjournments thereof, as indicated on the back of this proxy.

     This proxy is revocable and will be voted as directed, but if no instructions are specified, this proxy will be voted FOR each of the proposals listed. If any other business is presented at the Annual Meeting, including whether or not to adjourn the meeting,this proxy will be voted by those named in this proxy in their best judgment. At the present time, the Board of Directors knows of no other business to be presented at the Annual Meeting.

     The undersigned acknowledges receipt from the Company prior to the execution of this proxy of a Notice of Annual Meeting of Stockholders and of a Proxy Statement dated May 15, 2000 and of the Annual Report to Stockholders.

(Continued on the other side - important to mark, date and sign on the other side)

--------------------------------------------------------------------------------
                             FOLD AND DETACH HERE

                           THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE LISTED PROPOSALS.           Please mark    [X]
                                                                                                                  your votes as
                                                                                                                  indicated in
                                                                                                                  this example

1. The election as directors of the nominees listed (except as marked to the contrary below).           FOR         VOTE WITHHELD

   John D. Goddard, Robert K. Riley                                                                     [_]              [_]

INSTRUCTION: To withhold your vote for any individual nominee, write that nominee's name on the line provided below:

_____________________________________________________________________________________________


2. The implementation of the 2000 Stock Incentive Plan as set    3. The ratification of the appointment of Grant Thornton LLP as
   forth in the Proxy Statement.                                    independent auditors of the Company for the fiscal year ending
                                                                    December 31, 2000.

           FOR           AGAINST            ABSTAIN                         FOR           AGAINST            ABSTAIN
           [_]             [_]                [_]                           [_]             [_]                [_]

                                                                            Please sign exactly as your name appears on this card.
                                                          ___________       When signing as attorney, executor, administrator,
                                                                     |      trustee or guardian, please give your full title. If
                                                                     |      shares are held jointly, each holder may sign but only
                                                                     |      one signature is required.

                                                                            Dated: _________________________________________________

                                                                                   _________________________________________________
                                                                                               SIGNATURE OF STOCKHOLDER

PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY PROMPTLY IN THE ENCLOSED           _________________________________________________
POSTAGE-PAID ENVELOPE.                                                                         SIGNATURE OF STOCKHOLDER

------------------------------------------------------------------------------------------------------------------------------------
                                                       FOLD AND DETACH HERE